UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2004

MacroPore Biosurgery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32501	33-0827593
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6740 Top Gun Street, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 458-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On November 15, 2004, MacroPore Biosurgery, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 -- Press release issued by MacroPore Biosurgery, Inc. on November 15, 2004, announcing financial results for the quarter ended September 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MacroPore Biosurgery, Inc.

November 15, 2004	By:	Christopher J. Calhoun

Name: Christopher J. Calhoun
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by MacroPore Biosurgery, Inc. on November 15, 2004, announcing financial results for the quarter ended September 30, 2004.